Exhibit 10.1

                        STOCK EXCHANGE AGREEMENT BETWEEN
             RED GIANT ENTERTAINMENT, INC. AND RED GIANT MEDIA, LLC

     THIS AGREEMENT, made this 25th day of September, 2015, by and among Red Giant Entertainment, Inc., a Florida Corporation, ("REDG"), and Red Giant Media, LLC, a Delaware limited liability company ("RMED").

                                    RECITALS

     WHEREAS, REDG, a public, company desires to acquire 100% of the total outstanding membership interests of RMED from RMED's Unit Holders (the "RMED Unit Holders"); and

     WHEREAS, REDG offers to acquire 300 (Three Hundred) Units of RMED in exchange for 10,000,000 (Ten Million) shares of the restricted Series Z preferred shares stock of REDG (the "REDG Restricted Stock" or "REDG Shares"); and

     WHEREAS, RMED Stockholders offer to exchange 300 Units of RMED for 10,000,000 shares of REDG restricted Series Z preferred shares. The 300 Units represent all of the issued and outstanding ownership and membership interests of RMED.

     WHEREAS, the Preferred Shares shall have the rights, privileges and preferences set forth in REDG's Certificate of Incorporation, as amended, and the designations thereof, and

     NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, the parties hereto intending to be legally bound hereby, agree as follows:

     The  foregoing  recitals  are  hereby  restated,   incorporated  into  this
Agreement, and made a part of it, as if each were fully set forth here in their entirety.

                                    ARTICLE 1

            COMPENSATION, CONSIDERATION, AND EXCHANGE OF SECURITIES.

     1.2  ISSUANCE OF SHARES.

          1.2.1 REDG SHARES TO RMED. Subject to all of the terms and conditions of this Agreement, REDG agrees to deliver a total of Ten Million (10,000,000) newly issued, restricted, Series Z Preferred Shares of REDG, in exchange for one hundred percent (100%) of the outstanding Units of RMED (the "RMED Units") in the amounts shown on Exhibit "A" to this Agreement.

          1.3 TRANSFER OF UNITS BY RMED UNIT HOLDERS. Subject to all of the terms and conditions of this Agreement, the RMED Unit Holders agree to transfer to REDG all of their ownership in the RMED Units.
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          1.3.1 EXEMPTION FROM REGISTRATION;  REORGANIZATION. The parties hereto expect this transfer of Units by RMED Unit Holders to REDG to qualify as a tax-free reorganization under Sections 368 (a)(1)(A) and 368 (a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), but no IRS ruling or opinion of counsel is being sought in connection therewith and such ruling or opinion is not a condition to closing the transactions herein contemplated.

                                    ARTICLE 2

         REPRESENTATIONS AND WARRANTIES OF RMED AND RMED'S UNIT HOLDERS

     RMED AND RMED'S UNIT HOLDERS REPRESENT AND WARRANT TO REDG THAT:

     2.1 ORGANIZATION. RMED is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states and other jurisdictions where its business requires qualification.

     2.2 COMPLIANCE WITH LAWS. RMED has substantially complied with, and is not in violation of, all applicable federal, state or local statutes, laws and regulations, including, without limitation, any applicable building, zoning, environmental, employment or other law, ordinance or regulation affecting its properties, products or the operation of its business except where such non-compliance would not have a materially adverse effect on the business or financial condition of RMED. RMED has all licenses and permits required to conduct its business as now being conducted.

     2.3 LITIGATION. RMED is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of RMED, threatened against or affecting RMED or its business, assets or financial condition, except for matters which would not have a material effect on RMED or its properties. RMED is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. RMED is not engaged in any lawsuits to recover any material amount of monies due to it.

     2.4 BUSINESS. Following the closing, the only business and operations of RMED shall be that conducted by REDG.

     2.5 UNIT HOLDERS. The undersigned two (2) Unit Holders of RMED are the only Unit Holders of RMED. Further no other person or entity has a right to receive RMED Units or phantom Units for any reason; no rights or options to receive RMED Units exist or are extant.

     2.6 DEBTS. RMED has no debts or liabilities or payables of any kind. RMED has no debt instruments outstanding that could be converted into RMED Units or membership interests.

     2.7 ASSETS. RMED has good title to all of its assets and properties, and no assets or properties are subject to liens or assignments.

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     2.8 BOOKS AND  RECORDS.  The books and records of RMED  fairly  reflect the transactions to which it is a party or by which its properties are subject or bound. Such books and records have been properly kept and maintained and are in compliance in all material respects with all applicable accounting and legal requirements. RMED follows generally accepted accounting principles applied on a consistent basis in the preparation and maintenance of its books of account and financial statements, including using the accrual method of accounting for all items of income and expense. RMED has made all accruals in amounts that accurately report income and expense in the proper periods in accordance with generally accepted accounting principles. RMED has filed all material reports and returns required by any law or regulation to be filed by it.

     2.9 FINANCIAL STATEMENTS. RMED has furnished to REDG its year end balance sheet from inception through June 30, 2015, and its related statements of operations, changes in stockholders' equity and cash flows for each of the fiscal year periods then ended, and the notes thereto, and its unaudited balance sheet as of March 31, and June 30, 2015, and its related unaudited statements of operations, changes in stockholders' equity and cash flows for the three month period then ended (collectively, the "RMED Financial Statements"). All of the RMED Financial Statements, including the related notes, (a) were prepared in accordance with generally accepted accounting principles consistently applied in all material respects; (b) are in accordance with the books and records of RMED,
(c) fairly reflect the financial position of RMED as of such dates, and the results of operations of RMED for the periods ended on such dates, and do not fail to disclose any material extraordinary or out-of-period items.

                                    ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF REDG.

     REDG REPRESENTS AND WARRANTS TO RMED AND ITS UNIT HOLDERS THAT:

     3.1 ORGANIZATION. REDG is a corporation duly organized, validly existing, and in good standing under the laws of Florida, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated, and duly qualified to do business in each of such states and other jurisdictions where its business requires such qualification.

     3.2 COMPLIANCE WITH LAWS. REDG has substantially complied with, and is not in violation of, all applicable federal, state or local statutes, laws and regulations, including, without limitation, any applicable building, zoning, environmental, employment or other law, ordinance or regulation affecting its properties, products or the operation of its business except where such non-compliance would not have a materially adverse effect on the business or financial condition of RMED. RMED has all licenses and permits required to conduct its business as now being conducted.

     3.3 LITIGATION. REDG is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of REDG, threatened against or affecting REDG or its business, assets or financial condition, except for matters which would not have a material affect on REDG or its properties. REDG is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign

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court,  department,  agency or  instrumentality  applicable  to it.  REDG is not engaged in any lawsuits to recover any material amount of monies due to it.

     3.4 BUSINESS. Following the closing, the only business and operations of REDG shall be that conducted by REDG. Aimee Schoof and Isen Robbins shall remain as active Producers for RMED as agreed upon by REDG, but under the direction and on behalf of REDG solely.

     3.5 RIGHTS UPON LIQUIDATION OF REDG. REDG represents, covenants, and warrants to Aimee Schoof and Isen Robbins that in the event of a liquidation or insolvency of REDG, that they retain a lien on, and REDG hereby automatically assigns to them upon an event of liquidation or insolvency, any and all film and television rights transferred hereby by REDG by RMED to the following properties:

     "Shockwave Darkside"
     "Journey to Magika"
     "Last Blood"
     "Omphalos"
     "Wayward Sons Legends"
     "Wayward Sons"

     (collectively, the "Properties").

     In the  event  of a  liquidation  or  insolvency  of  REDG,  the  film  and television rights RMED previously held to the above Properties shall automatically transfer to Aimee Schoof and Isen Robbins without further order, authorization or consent, and these Properties shall not be considered property of the estate of REDG or RMED in any bankruptcy or insolvency proceeding because the rights to these Properties will belong to Aimee Schoof and Isen Robbins as joint tenants.

                                    ARTICLE 4

            ADDITIONAL REPRESENTATIONS AND WARRANTIES OF UNIT HOLDERS

     4.1 UNIT OWNERSHIP. Unit Holders hold the RMED Units in the amounts shown on Exhibit "A" to this Agreement. Such Units are owned of record, and such Units are not subject to any lien, encumbrance or pledge. Each Unit Holder has the authority to exchange such Units pursuant to this Agreement.

     4.2 INVESTMENT INTENT. Unit Holders understand and acknowledge that the REDG Restricted Stock is being offered for exchange in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act of 1933 (the "Securities Act") for non-public offerings; and each Unit Holder makes the following representations and warranties with the intent that the same may be relied upon in determining the suitability of each Unit Holder as a purchaser of securities.

          (a) The REDG Shares are being acquired solely for the account of each Unit Holder, for investment purposes only, and not with a view to, or for sale

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in connection  with, any distribution  thereof and with no present  intention of distributing or reselling any part of the REDG Shares.

          (b) Each Unit Holder agrees not to dispose of his REDG Shares or any portion thereof unless and until counsel for REDG shall have determined that the intended disposition is permissible and does not violate the Securities Act of 1933 (the "1933 Act") or any applicable state securities laws, or the rules and regulations thereunder.

          (c) Unit Holders acknowledge that REDG has made all documentation pertaining to all aspects of REDG and the transaction herein available to him/her and to his/her qualified representative(s), if any, and has offered such person or persons an opportunity to discuss REDG and the transaction herein with the officers of REDG.

     4.3 INDEMNIFICATION. Unit Holders recognize that the offer of REDG Shares to him/her is based upon his/her representations and warranties set forth and contained herein and hereby agrees to indemnify and hold harmless REDG against all liability, costs or expenses (including reasonable attorney's fees) arising as a result of any misrepresentations made herein by such Unit Holder.

     4.4 RESTRICTIVE LEGEND. Unit Holders agree that the certificates evidencing the REDG Shares acquired pursuant to this Agreement will have a legend placed thereon which will restrict the sale of said shares for times and upon conditions that are subject to federal and state securities laws.

                                    ARTICLE 5

                              PRE-CLOSING COVENANTS

     5.1 INVESTIGATIVE RIGHTS. From the date of this Agreement each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours to all of RMED's and REDG's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning RMED's and REDG's affairs as the other party may reasonably request.

     5.2 CONDUCT OF BUSINESS. Prior to the Closing, RMED and REDG shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business. Neither RMED or REDG shall amend its Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharged any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business. Aimee Schoof and Isen Robbins shall remain as active Producers for RMED as agreed upon by REDG, but under the direction and on behalf of REDG solely.

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                                    ARTICLE 6

                             POST-CLOSING COVENANTS

     6.1 FOLLOWING THE CLOSING HEREIN:

           (a) PROMPT REGISTRATION OF TRANSFER. REDG shall register transfer of the common stock of REDG within three (3) business days after receipt of proper documentation for such transfer request. Restricted securities shall be transferred without restrictive legend if supported by an opinion of counsel to REDG provided that REDG's counsel has no reasonable objection.

           (b) DELIVERY OF SHARES. RMED Unit Holders will deliver to REDG'S management within 10 days of execution of this Agreement any share certificates representing the RMED Common Stock.

                                    ARTICLE 7

                                     CLOSING

     7.1 CLOSING. The Closing of this transaction shall occur upon the execution of this Agreement by all parties.

     7.2 ATTORNEY FEES. Each of REDG, RMED, and the RMED Unit Holders shall be responsible for their own attorney fees, if applicable.

                                    ARTICLE 8

                                  MISCELLANEOUS

     8.1 CONFIDENTIALITY. Unless compelled by a subpoena or otherwise required under the rule of law no party to this transaction will discuss terms of the transaction, its parties, or any other aspect of this transaction, contemplated, executed, or finalized with any individual other than counsel and individuals or parties directly related to this transaction.

     8.2 CAPTIONS. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     8.3 NO ORAL CHANGE. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharged is sought.

     8.4 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more

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cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

     8.5 TIME OF THE ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof.

     8.6 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding among the parties hereto, supersedes all prior agreements and understandings, and constitutes a complete and exclusive statement of the agreements, responsibilities, representations and warranties of the parties.

     8.7   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.8 BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     8.9 ANNOUNCEMENTS. REDG and RMED will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

     8.10 BROKERAGE. RMED and REDG each represent that no finder, broker, investment banker or other similar person has been involved in this transaction. Each party agrees to indemnify and hold the others harmless from payment of any brokerage fee, finder's fee or commission claimed by any other person or entity who claims to have been involved in the transaction herein because of an association with such party.

     8.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for it, shall survive the Closing irrespective of any investigation made by or on behalf of any party for a period of one year.

     8.12 CHOICE OF LAW. This Agreement and its application shall be governed by the laws of the State of Florida.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their authorized representatives, all as of the date first written above.

RED GIANT ENTERTAINMENT, INC.:
(a Florida Corporation)


By:
   -----------------------------------       -----------------------------------
   Benny R. Powell, CEO                                      Date


RED GIANT MEDIA, LLC:
(a Delaware Limited Liability Company)


By:
   -----------------------------------       -----------------------------------
   Aimee Schoof, Member of Board                             Date


By:
   -----------------------------------       -----------------------------------
   Isen Robbins, Member of Board                             Date


RED GIANT MEDIA, LLC UNIT HOLDERS:


By:
   -----------------------------------       -----------------------------------
   Aimee Schoof, Individually                                Date


By:
   -----------------------------------       -----------------------------------
   Isen Robbins, Individually                                Date

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                                   EXHIBIT "A"

Aimee Schoof         5,000,000 Series Z preferred shares

Isen Robbins         5,000,000 Series Z preferred shares


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